sezzle

The Responsible Way to Pay

Investor Presentation

November 2025

Disclaimer

Cautionary Note Regarding Forward-Looking Statements

This presentation (the "Presentation") contains summary information about the activities of Sezzle as of the date of this Presentation. The information in this Presentation is of a general nature and does not purport to be complete and the information in the Presentation remains subject to change without notice. Also, the information in the Presentation should not be relied upon as advice to potential investors or current shareholders. This Presentation has been prepared without taking into account the objectives, financial situation or needs of any particular prospective investor or current shareholder. Before making an investment decision, prospective investors and current shareholders should consider the appropriateness of the information having regard to their own objectives, financial situation and needs and seek appropriate advice, including financial, legal and taxation advice appropriate to their jurisdiction. The Presentation also includes information regarding our market and industry that is derived from publicly available third-party sources that have not been independently verified by Sezzle.

This Presentation contains certain "forward-looking statements" under Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, but not limited to, statements regarding our anticipated new products, our ability to gain future market share, our timeline and intentions relating to operations in international markets, our strategy, our future operations, our financial position, our estimated revenues and losses, our projected costs, our prospects, and the plans and objectives of management. These forward-looking statements are generally identified by the words "could," "believe," "anticipate," "intend," "estimate," "expect," "project" or other words or expressions of similar meaning (or the negative versions of such words or expressions). These forward-looking statements are subject to a number of risks and uncertainties, including those set out in this Presentation, but not limited to: (i) impact of the "buy-now, pay-later" ("BNPL") industry becoming subject to increased regulatory scrutiny; (ii) impact of operating in a highly competitive industry; (iii) impact of macro-economic conditions on consumer spending; (iv) our ability to increase our merchant network and Gross Merchandise Volume ("GMV"); (v) our ability to increase our consumer base and GMV; (vi) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (vii) our ability to promote and maintain our brand; (viii) our ability to maintain adequate access to capital in order to meet the capital requirements of our business; (ix) our ability to manage financial risk of consumer loans facilitated on our platform; (x) impact of exposure to consumer bad debts and insolvency of merchants; (xi) our ability to manage risk with respect to our agreement with our originating bank partner, (xii) impact of the integration, support and prominent presentation of our platform by our merchants; (xiii) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (ivx) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xv) impact of the loss of key partners and merchant relationships; (xvi) impact of exchange rate fluctuations in the international markets in which we operate; (xvii) our ability to protect our intellectual property rights and third party allegations of the misappropriation of intellectual property rights; (xviii) our ability to retain employees and recruit additional employees; (ixx) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; (xx) our ability to achieve our public benefit purpose and our election to forego B Corporation recertification; and (xxi) the other factors identified in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2024 and the Company's subsequent filings filed with the Securities and Exchange Commission available at www.sec.gov. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Nevertheless, and despite the fact that management's expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, our actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect our actual performance. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements to reflect events or circumstances after the date of this Presentation.

This Presentation has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the Presentation (any of which may change without notice).

All financial figures are expressed in U.S. dollars unless otherwise stated.

In addition to financial measures presented in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), this Presentation includes certain financial information, including Gross Merchandise Volume ("GMV", formerly known as Underlying Merchant Sales, or UMS), Monthly On-Demand & Subscribers ("MODS"), and Active Subscribers, which has been provided as supplemental measures of operating performance that are key metrics used by management to assess Sezzle's growth and operating performance. For example, GMV is an operating metric in assessing the volume of transactions that take place on the Sezzle Platform, which is an indicator of the success of our merchants and the strength of the Sezzle Platform and MODS is a monthly metric that captures unique users of the On-Demand product and subscribers enrolled in Anywhere and Premium products. Sezzle also use these operating metrics in order to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other peer companies using similar measures. GMV, MODS, and Active Subscribers do not represent revenue earned by Sezzle, are not components of Sezzle's income or included within Sezzle's financial results prepared in accordance with GAAP. The GMV, MODS, and Active Subscribers financial measures used by Sezzle may differ from the non-U.S. GAAP financial measures used by other companies.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or pursuant to another available exemption.

WebBank

Pay Later loans are originated by WebBank except loans in IA, Puerto Rico & Canada. For example, for a $300 loan Pi4, you make one $75 down payment today, then three $75 payments every two weeks for a 45.0% annual percentage rate (APR) & total payments of $307.49, which includes a $7.49 Service Fee (finance charge) charged at loan origination. Service fees vary & can range from $0 to $7.49 depending on the purchase price & Sezzle product. Actual fees are reflected in checkout.

Sezzle at a Glance

Prized BNPL Platform

***Since Inception*[2]**

$12B Gross Merchandise Volume

18M Completed Sign-Ups

4.9[3] App Store

4.6[3] Google Play

4.0[3] Trustpilot

- Jan 2016 — **Sezzle Founded**
- Jul 2019 — **IPO on Australian Securities Exchange (ASX)**
- Nov 2020 — **Launch of Sezzle Up**
- Jun 2022 — **Launch of Subscription Products** *(Premium June '22 and Anywhere June '23)*
- Jul 2022 — **Termination of Planned Merger with Zip Co.** *(Announced Feb '22)*
- Sep 2022 — **1st Quarter of Profitability** *(Initiatives Announced in Mar '22)*
- Aug 2023 — **Nasdaq Listing** *(Delisted from ASX Jan '24)*
- Oct 2024 — **Launch of WebBank Partnership & On-Demand**
- Mar 2025 — **Announced 6-for-1 Stock Split & $50M Repurchase Program[1]**

[1] Separate from the $50 million repurchase program, Sezzle previously completed $20.0 million in stock repurchases as of July 9, 2024, under plans announced on December 22, 2023 ($5.0 million) and June 20, 2024 ($15.0 million). [2] Since Inception figures are rounded to the nearest billion and million, respectively. [3] App ratings as of November 12, 2025.

Financial Snapshot

3Q25 Results

GMV Growth (YoY)	58.7%
Total Revenue Growth (YoY)	67.0%
Net Income	$26.7M
Net Income Margin	*22.8%*
Adjusted EBITDA[1]	$39.6M
Adjusted EBITDA Margin	*33.9%*
Total Revenue Less Transaction Related Costs[2] as a % of Total Revenue	54.2%
Average Quarterly Purchase Frequency	6.5x
3Q24 Average Quarterly Purchase Frequency	*5.4x*
Last Twelve Month (LTM) Return on Equity[3]	107.0%
Monthly On-Demand & Subscribers (MODS[4])	784K
YoY Growth	*48.2%*

Performance & Guidance

	FY2024 Actuals	*FY2025 Guidance*
Total Revenue Growth (YoY)	70.1%	60-65%
Adjusted Net Income[5]	$64.6M	$120.0M
Adjusted Net Income Per Diluted Share[6]	$1.80	$3.38
Adjusted EBITDA	$88.4M	$175.0-180.0M

Driving Shareholder Value

$20.0M
Stock Repurchase Completed in Jul '24

$50.0M
Stock Repurchase Announced in Mar '25

[1] Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation Adjusted EBITDA, see Appendix II. [2] Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs, see Appendix I. [3] Return on Equity (ROE) is calculated as Net Income over the last twelve months (LTM) divided by average shareholders' equity during the same period. [4] As of September 30, 2025. Monthly On-Demand & Subscribers (MODS) defined as the combined total of Active Subscribers and Monthly On-Demand users. Monthly On-Demand users are unique users that have made at least one purchase through On-Demand during the month. MODS rounded to the nearest thousand. [5] Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix III for reconciliation. [6] Effective March 28, 2025, we performed a 6-for-1 stock split of the Company's common stock, affected through a stock dividend.

The Markets We Serve

The Nascent and Growing BNPL Market

Buy Now, Pay Later (BNPL) represents less than 2%
of North America's Total Commerce Transaction Value



Digital Wallet
19%
Cash
9%
Other Payment Products
3%
Debit Card
28%
Credit Card
39%
BNPL & POS Financing
2%

$257B
North America Total BNPL Market Size *(2024)*

Sezzle represents ~1%
of North America's Total BNPL Market



In-Store Financing
$125.0
Online BNPL
$131.8

Significant Opportunity for Market Growth in North America

BNPL e-Commerce Market Penetration by Country

United States	6%
Netherlands	10%
Australia	15%
Germany	20%

Source: Worldpay. The Global Payments Report 2025.

BNPL Outpacing the Payments Market

Total North America Payments Market

Product Type	CAGR Growth Rate from 2019 to 2024	CAGR Growth Rate from 2024 to 2030
BNPL	73.8%	12.9%
Credit Card	1.8%	(1.1%)
Debit Card	1.3%	(0.4%)
North America Payments Market	*3.6%*	*3.2%*

BNPL North America Total Market Share

	2024	2030F
% of North America	**1.8%**	**2.7%**

Source: Worldpay, The Global Payments Report 2025.

U.S. Consumer Credit Market Snapshot

Younger generations struggle with *below average credit scores*

2024 U.S. FICO Distribution[3]



13%
16%
21%
28%
23%
Poor
300-579
Fair
580-669
Good
670-739
Very
740-799
Exceptional
800-850

2024 Average FICO by Generation[3]



760
746
709
691
681
U.S. Avg: 715
Silent
Generation
(79+)
Baby Boomers
(60-78)
Generation X
(44-59)
Millennials
(28-43)
Generation Z
(18-27)

49M Adults who are either *credit invisible* or *unscoreable*[1]

48% U.S. adults who have been *rejected at least once* when applying for credit products in the past year[2]

[1] Credit invisible are those with no mainstream credit profile at the credit bureaus; unscoreable are those with some information in their mainstream credit file, but not enough to generate a conventional score. *2022 Financial Inclusion and Access to Credit*, Oliver Wyman & Experian. [2] *Bankrate.* [3] *Experian.*

A Dual-Sided Value Engine

Why *Consumers* Use Sezzle

- Browser Extension
- Price Comparison
- Sezzle Balance
- And More!



In-App Engagement

Driving daily user interactions

Personalized Shopping Features & Financial Tools

Daily deals, curated collections, and Sezzle offers

Consumer Profile & Benefits[1]

40% of BNPL Users Would Leave Carts Without BNPL Offered at Checkout	**78%**[3] of Sezzle Consumers are Gen Z and Millennials	**1/3** of BNPL Users Reported Increased Credit Score

Why *Merchants* Use Sezzle





In-App Placement

Maximizing engagement & driving additional sales for merchant partners

Product Marketplace

Providing hyper-personalized merchant and product recommendations

Merchant Profile & Benefits[2]

< 6 months Payback Period	**Up to 57%** Average Order Value Lift	**110%** Return on Investment (ROI)

[1] 2023 PYMNTS series entitled "The Credit Accessibility Series" in collaboration with Sezzle. [2] *2023 The Total Economics Impact of Sezzle*, Forrester Research, Inc. [3] As of December 31, 2024.

Robust & Expanding Product Ecosystem

Expanding Our Ecosystem

Initial Business Model	Launched in 2Q22	Launched in 2Q23	Launched in 4Q24



shopify
Magento
WiX.com
BIGCOMMERCE
comment sold
WOO COMMERCE
$184.99
4 payments of $46.24 with sezzle

Direct & Virtual Card Integration

Offers comprehensive suite of payment options, enabling consumers to choose based on their schedule and needs



Premium

Premium

Subscription solution enabling access to 350+ premium merchants through affiliate and gift card platform partners



anywhere
sezzle
VISA

Anywhere

(Anywhere VISA is accepted)

Subscription solution enabling Pay later[1] installment options anywhere Visa is accepted in addition to all Premium benefits



sezzle
VISA

On-Demand

(Anywhere VISA is accepted)

Pay later[1] anywhere Visa is accepted with a one-time service fee[2] at the point of purchase

Integrated
Built into merchant payment options

Non-Integrated
Subscription and one-time fee solutions for consumers to utilize Sezzle where not built into merchant payment options

[1] Includes Pay-in-4, Pay-in-5 and Pay-in-Full. [2] Service Fee (Finance Charge).

Comprehensive Suite of Payment Options

Offering a *full suite of payment options*, allowing consumers to choose based on their schedule and needs

Pay-in-4



Merchant Name
$100.00
sezzle
EN
Back
Complete your order
Review your order details for Merchant Name.
Down Payment Due Today $25.00
Bi-weekly Payment Schedule
Today $25.00
Dec 25, 2023 $25.00
Jan 8, 2024 $25.00
Jan 22, 2024 $25.00
Promo Code Apply
Order Total $100.00
Down Payment (Card Only) ··· 4242

Example: $100 Purchase

25%	25%	25%	25%
$25	$25	$25	$25
Time of purchase	Week 2	Week 4	Week 6

Pay-in-Full



sezzle
Complete your order
Complete order

Pay-in-2



sezzle
Complete your order
Complete order

Pay-in-5 *(beta)*



Review your loan terms
Complete order

Long-Term[1]



sezzle
Choose a plan
Agree & Continue

[1] Length of loan and APR varies by user and merchant offering and is determined by Sezzle's long-term lender.

Helping Consumers *Build Credit History* through Sezzle Up


12:00
sezzle up
Start Your Journey
to Better Credit
TransUnion
EQUIFAX
experian.
Innovis
You're almost there
Complete all 3 steps to join Sezzle Up
1/3
Link your checking account & set it as your default payment method
Verify your account with your SSN
Pay off one order on time & in full
Many factors impact credit scores and there is no guarantee that your credit score will increase.

The first BNPL platform in North America to offer credit reporting optionality through short-term installments in the U.S. & Canada

TransUnion EQUIFAX experian. Innovis

Files Sezzle Up Consumer purchase activities to all major credit bureaus in the U.S.

Lower

2nd payment failure rate for average Sezzle Up Consumer versus non-Sezzle Up Consumer

Higher

Order count per Sezzle Up Consumer versus non-Sezzle Up Consumer

Monthly On-Demand & Subscribers (MODS[1]) Engagement *Fueling Growth*

On-Demand

Pay Later anywhere Visa is accepted, with a one-time service fee[2] at the point of purchase



SEZZLE VIRTUAL CARD
sezzle
Single use card
VISA
commercial
•••• 1234

Premium *(subscription)*

Access to 350+ premium merchants through Affiliate & Gift Card platform partners



PREMIUM
Elevate your shopping & get the Premium features of Sezzle
Premium
Pay in 4 at 350+ exclusive in-app brands
In-app deals & discounts
1 extra free reschedule per order
Priority customer support
$10 in monthly Sezzle Spend to select merchants
Earn 50% more Sezzle Spend in Arcade & Quest
Monthly thank-you gift ($30 value)

Anywhere *(subscription)*

Pay Later anywhere Visa is accepted including all Premium benefits



WELCOME TO
anywhere
The Sezzle Virtual Card can now be used to pay in 4 anywhere Visa is accepted.
Let's go

[1] As of September 30, 2025. Monthly On-Demand & Subscribers (MODS) defined as the combined total of Active Subscribers and Monthly On-Demand users. Monthly On-Demand users are unique users that have made a least one purchase through On-Demand during the month. MODS rounded to the nearest thousand. [2] Service Fee (Finance Charge).

Subscription *Outperformance* Driving Profitable Growth


Launch of On-Demand
Push to Subscription
$2.7
529,000
529,000
$5.4
707,000
190,000
517,000
$5.3
658,000
177,000
481,000
$8.8
748,000
264,000
484,000
$8.8
784,000
216,000
568,000
3Q24
4Q24
1Q25
2Q25
3Q25
Active Subscribers
Monthly On-Demand Users
Marketing Spend ($ in millions)[3]

Subscription Performance in 3Q25

10 More Orders from *Subscribers vs. Non-Subscribers* on Average

36x Top 10% *Anywhere Subscribers* 90-days Frequency[1]

37% In-store Orders as % of *Total Anywhere Orders*[2]

On-Demand Contributions

- Effective in driving merchant conversations and conversions (e.g., Vallarta, Heritage, EZCorp, Cato Fashions, D&B Supply, Dunham's Sports)

[1] Frequency is defined as the average total number of Sezzle orders placed by active Anywhere subscribers in 3Q25. [2] Orders placed during 3Q25.
[3] Marketing Spend corresponds to the marketing, advertising, and tradeshows line item presented in the Company's Financial Statements.

Features Drive Consumer Acquisition, Retention, and Engagement

Features launched in 2025

Earn Tab: Sezzle Arcade, Coupons & Discount, Gas & Dining Discounts, Sezzle Quest, Money IQ

- Sezzle Balance
- Wishlist
- Products Tab
- Browser Extension
- Price Comparison
- Pay-in-5 *(beta)*

Monthly Sessions[1]



+78% YoY
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25

Minimizing User Churn Through Targeted Marketing Promotions & Data Driven Messaging

38% YoY Growth in Monthly Active Users[2]

120% YoY Growth in Revenue Generating Users[3] by Month

48% YoY Growth in MODS[4]

[1] For the month of September, a session occurs when a Sezzle Consumer opens the Sezzle app and ends after 30 minutes of inactivity. [2] Monthly Active Users is defined as the number of unique users that transacted or engaged with the Sezzle app during the month. [3] Revenue Generating Users are unique users that Sezzle monetized. [4] As of September 30, 2025, Monthly On-Demand & Subscribers (MODS) defined as the combined total of Active Subscribers and Monthly On-Demand users. Monthly On-Demand users are unique users that have made at least one purchase through On-Demand during the month. MODS rounded to the nearest thousand.

Expanding Reach & Consumer Impact through *Innovation*

Initial Business Model



Direct Integration
Pay-in-4

2021



Credit Reporting
Sezzle Up

2022-2023



Subscription
Premium
Anywhere

2024

WebBank
sezzle


sezzle
VISA

Bank Sponsorship
On Demand

2025 and Beyond

Launching Financial Tools

- ✓ Pay-in-5
- ✓ Sezzle Balance
- Cash Advance
- Checking Account
- Credit Card

... and Shopping Features

- ✓ Earn Tab
- ✓ Wishlist
- AI Shopping Assistant
- ✓ Browser Extension
- Support Chatbot
- ✓ Product Marketplace
- Mobile Phone Plan
- ✓ Price Comparison

Note: On-Demand is available only in the U.S.

WebBank Partnership

sezzle

WebBank
A STEEL PARTNERS COMPANY

- WebBank is a Utah-chartered industrial bank
- Entered 5-year strategic partnership program on August 26th, 2024; launched September 2024
- WebBank will serve as the exclusive lender and originate select Pay Later products (i.e., Pay-in-5, Pay-in-4 & Pay-in-2)

Launch of unified fees

Streamlined regulatory approach

Future product innovations

Growing Profitably Through Strong Execution

Initiatives *Exceeding* Expectations

Net Income (Loss)

($ in millions)



($75.2)
($38.1)
$7.1
$78.5
$125.0
2021
2022
2023
2024
2025E

2021

- Expansion into new markets
- Rising OpEx

2022

- Reduction in work force
- Winding down global operations
- Launched Sezzle Premium

2023

- Impact of 2022 profitability initiatives
- Introduction of Subscription products
- Launched Sezzle Anywhere

2024

- New product launches including On-Demand
- Introduction of bank sponsorship

2025E

Innovating for the future

- Checking + Saving Accounts, Cash Advance, Budgeting Capabilities, among others

FY2022 Profitability Initiatives

Revenue Initiatives

- Introduced Sezzle Premium
- Offboarded or renegotiated pricing with merchants and network partners
- Affiliate merchant enhancements
- Incentivized consumers to shift from card to ACH
- Introduced Pay-in-Full

Cost Initiatives

- Improved credit underwriting
- Reduction in workforce (RIF)
- Ceased payment operations in India
- Began wind-down of Europe & Brazil
- Reduced, renegotiated, and eliminated non-critical third-party tech and marketing spend

Robust & Proprietary In-House Underwriting Strategy



Sezzle Proprietary & 3rd party ML Models
Fraud
Sezzle Proprietary Model
Underwriting
New Consumers
Existing Consumers
3rd party ML Models
Fraud
Sezzle Proprietary Model (4th generation)
Underwriting

Sezzle Model is *more predictive than FICO* for new Sezzle consumers' delinquency



Sezzle Model
FICO
Delinquency
1
2
3
4
5
6
7
8
9
10
Score Decile

Spending Power allocated directly by Sezzle Model



Charge-off
Average Spending Power
1
2
3
4
5
6
7
8
9
10
Score Decile

Short Duration Product and High Repeat Usage Supports Strong Underwriting



62.0%
60.0%
58.0%
56.0%
54.0%
52.0%
Total Revenue Less Transaction Related Costs as a % of Total Revenue
LTM 3Q25
7.2 point margin expansion & $1.4B GMV increase
LTM 3Q24
0.0%
1.0%
2.0%
3.0%
4.0%
Provision for Credit Losses as a % of GMV

The short duration product
results in quick portfolio turnover, with repayment trends evident after 14 days

Type of Loan	Std. Loan Tenor
Sezzle	42 days
Lease-to-Own	12+ months
Personal Loans (e.g. home improvement)	12-84 months
Auto Loan	~70 months
Home Equity Line of Credit (HELOC)	10-15 years
Home Mortgage	15-30 years

~97% Repeat Customer Usage as a % of Total Orders (Cumulative) during 3Q25

Source: PYMNTS, Wells Fargo, U.S. Bank, Experian, Citizens Bank, SoFi

YoY Progression Overview

	3Q24	3Q25	YoY Change
Total Revenue	$70.0M	$116.8M	67.0% ⬆
Net Income	$15.4M	$26.7M	72.7% ⬆
Adjusted Net Income[1]	$16.7M	$25.4M	52.6% ⬆
Adjusted EBITDA Margin[2]	32.4%	33.9%	1.5 Pts ⬆
Total Revenue Less Transaction Related Costs[3] as a % of Total Revenue	55.0%	54.2%	-0.8 Pts ⬇
Non-Transaction Related OpEx[4] as a % of Total Revenue	30.0%	27.1%	-2.9 Pts ⬇

[1] Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income, see Appendix III. Adjusted prior periods to include the windfall/shortfall to income tax expense for equity-based compensation and corporate strategic project costs. [2] Adjusted EBITDA Margin is a non-GAAP financial measure equal to non-GAAP Adjusted EBITDA divided by Total Revenue. For a reconciliation of Net Income to non-GAAP Adjusted EBITDA, see Appendix II. Adjusted prior periods to include corporate strategic project costs. [3] Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs, see Appendix I. [4] Non-Transaction Related Operating Expenses is a non-GAAP financial measure and is equal to Personnel, Third-Party Technology and Data, Marketing, Advertising, and Tradeshows, and General and Administrative Operating Expenses. See Appendix I for reconciliation of Non-Transaction Related Operating Expenses and respective definitions.

YoY Engagement Metrics

Monthly On-Demand & Subscribers (MODS[1])


3Q25
784,000
3Q24
529,000

+255k YoY

Quarterly Purchase Frequency (Average)


3Q25
6.5x
3Q24
5.4x

+1.1x YoY

Active[2] Consumers


3Q25
2,971,000
3Q24
2,667,000

+11.4% YoY

Repeat Usage as a % of Total Orders (Cumulative)


3Q25
96.6%
3Q24
95.7%

+90 Bps YoY

Unique Merchants[3] Shopped at by Consumers


3Q25
474,000
3Q24
274,000

+200k YoY

Number of Transactions[3]


3Q25
9,533,000
3Q24
6,244,000

+52.7% YoY

[1] Monthly On-Demand & Subscribers (MODS) defined as the combined total of Active Subscribers and Monthly On-Demand users. Monthly On-Demand users are unique users that have made a least one purchase through On-Demand during the month. MODS rounded to the nearest thousand. [2] Active is defined as having had at least one transaction through the Sezzle platform in the last twelve months, not subject to a minimum required number of transactions criteria (Consumers rounded to nearest thousand). [3] Unique Merchants and Number of Transactions are rounded to the nearest thousand.

Last Twelve Months (LTM) QoQ Engagement Metrics

Quarterly Purchase Frequency (Average)


5.5x
6.1x
6.1x
6.5x
4Q24
1Q25
2Q25
3Q25

+0.4x QoQ

Active[1] Consumers


2,725,000
2,734,000
2,860,000
2,971,000
4Q24
1Q25
2Q25
3Q25

+3.9% QoQ

Unique Merchants[2] Shopped at by Consumers


311,000
346,000
412,000
474,000
4Q24
1Q25
2Q25
3Q25

+62k QoQ

[1] Active is defined as having had at least one transaction through the Sezzle platform in the last twelve months, not subject to a minimum required number of transactions criteria (Consumers rounded to nearest thousand).
[2] Unique Merchants are rounded to the nearest thousand.

Gross Merchandise Volume (GMV) & Total Revenue

Gross Merchandise Volume (GMV)


$1,807.8
$1,743.4
$1,824.3
$2,540.2
$2,783.0
2021
2022
2023
2024
2025 YTD
GMV ($ in millions)


+58.7% YoY
$659.9
$855.4
$808.7
$927.0
$1,047.3
3Q24
4Q24
1Q25
2Q25
3Q25
GMV ($ in millions)

Total Revenue


6.4%
7.2%
8.7%
10.7%
11.5%
$114.8
$125.6
$159.4
$271.1
$320.4
2021
2022
2023
2024
2025 YTD
Total Revenue ($ in millions)
% of GMV


10.6%
11.5%
13.0%
10.6%
11.2%
$70.0
$98.2
$104.9
$98.7
$116.8
3Q24
4Q24
1Q25
2Q25
3Q25
Total Revenue ($ in millions)
% of GMV

Transaction Related Costs[1]

As a % of GMV



5.6%
4.5%
4.3%
4.7%
4.4%
$101.4
$78.8
$78.4
$120.1
$123.0
2021
2022
2023
2024
2025 YTD
Transaction Related Costs ($ in millions)
% of GMV



4.8%
5.1%
3.8%
4.1%
5.1%
$31.5
$43.9
$31.0
$38.4
$53.5
3Q24
4Q24
1Q25
2Q25
3Q25
Transaction Related Costs ($ in millions)
% of GMV

As a % of Total Revenue



88.3%
62.8%
49.2%
44.3%
38.4%
$101.4
$78.8
$78.4
$120.1
$123.0
2021
2022
2023
2024
2025 YTD
Transaction Related Costs ($ in millions)
% of Total Revenue



45.0%
44.7%
29.6%
38.9%
45.8%
$31.5
$43.9
$31.0
$38.4
$53.5
3Q24
4Q24
1Q25
2Q25
3Q25
Transaction Related Costs ($ in millions)
% of Total Revenue

[1] Transaction Related Costs is a non-GAAP financial measure that represents the combined total of Transaction Expense, Provision for Credit Losses, and Net Interest Expense. For a reconciliation of Transaction Related Costs, see Appendix II.

Transaction Related Costs[1]

Transaction Expense


1.9%
1.9%
1.9%
1.5%
1.7%
$12.8
$16.1
$15.3
$14.2
$17.4
3Q24
4Q24
1Q25
2Q25
3Q25
Transaction Expense ($ in millions)
% of GMV


2.4%
2.3%
2.1%
2.0%
1.7%
$43.5
$40.8
$39.2
$51.4
$47.0
2021
2022
2023
2024
2025 YTD
Transaction Expense ($ in millions)
% of GMV

Provision for Credit Losses

FY2025 guidance of 2.5%-2.75%


2.3%
2.8%
1.6%
2.2%
3.1%
$15.4
$24.4
$12.8
$20.6
$32.2
3Q24
4Q24
1Q25
2Q25
3Q25
Provision for Credit Losses ($ in millions)
% of GMV


2.9%
1.7%
1.3%
2.2%
2.4%
$52.6
$29.4
$23.2
$55.0
$65.6
2021
2022
2023
2024
2025 YTD
Provision for Credit Losses ($ in millions)
% of GMV

Net Interest Expense


0.5%
0.4%
0.4%
0.4%
0.4%
$3.3
$3.4
$2.9
$3.5
$3.9
3Q24
4Q24
1Q25
2Q25
3Q25
Net Interest Expense ($ in millions)
% of GMV


0.3%
0.5%
0.9%
0.5%
0.4%
$5.3
$8.6
$16.0
$13.8
$10.3
2021
2022
2023
2024
2025 YTD
Net Interest Expense ($ in millions)
% of GMV

[1] Transaction Related Costs is a non-GAAP financial measure that represents the combined total of Transaction Expense, Provision for Credit Losses, and Net Interest Expense. For a reconciliation of Transaction Related Costs, see Appendix II.

Total Revenue Less Transaction Related Costs[1]

As a % of GMV



0.7%
2.7%
4.4%
5.9%
7.1%
$13.4
$47.1
$81.0
$151.0
$197.5
2021
2022
2023
2024
2025 YTD
Total Revenue Less Transaction Related Costs ($ in millions)
% of GMV



5.8%
6.4%
9.1%
6.5%
6.0%
$38.5
$54.3
$73.9
$60.3
$63.3
3Q24
4Q24
1Q25
2Q25
3Q25
Total Revenue Less Transaction Related Costs ($ in millions)
% of GMV

As a % of Total Revenue



11.7%
37.5%
50.8%
55.7%
61.6%
$13.4
$47.1
$81.0
$151.0
$197.5
2021
2022
2023
2024
2025 YTD
Total Revenue Less Transaction Related Costs ($ in millions)
% of Total Revenue



55.0%
55.3%
70.4%
61.1%
54.2%
$38.5
$54.3
$73.9
$60.3
$63.3
3Q24
4Q24
1Q25
2Q25
3Q25
Total Revenue Less Transaction Related Costs ($ in millions)
% of Total Revenue

[1] Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs see Appendix I for reconciliation.

Non-Transaction Related Operating Expenses[1]

% of Total Revenue


76.1%
75.5%
46.9%
30.4%
26.9%
$87.4
$94.8
$74.8
$82.5
$86.2
2021
2022
2023
2024
2025 YTD

Corporate Strategic Projects Costs ($ in millions)				
-	-	-	*$0.3M*	*$1.7M*

Non-Transaction Related Operating Expenses ($ in millions) —— % of Total Revenue


30.0%
27.4%
25.6%
28.1%
27.1%
$21.0
$26.9
$26.9
$27.7
$31.6
3Q24
4Q24
1Q25
2Q25
3Q25

Corporate Strategic Projects Costs ($ in millions)				
$0.2M	*$0.1M*	*$0.0M*	*$0.4M*	*$1.3M*

Non-Transaction Related Operating Expenses ($ in millions) —— % of Total Revenue

Corporate Strategic Project Costs Included in Non-Transaction Related Operating Expenses:

- *Capital Markets Exploration*
- *Antitrust Suit*
- *Banking Charter Discovery*

[1] Non-Transaction Related Operating Expenses is a non-GAAP financial measure. For a reconciliation of Non-Transaction Related Operating Expenses, see Appendix I.

Net Income & Adjusted Net Income


Net Income
22.1%
25.8%
34.5%
28.0%
22.8%
$15.4
$25.4
$36.2
$27.6
$26.7
3Q24
4Q24
1Q25
2Q25
3Q25
Net Income ($ in millions)
% of Total Revenue
(65.5%)
(30.3%)
4.5%
29.0%
28.2%
($75.2)
($38.1)
$7.1
$78.5
$90.4
2021
2022
2023
2024
2025 YTD
Net Income ($ in millions)
% of Total Revenue


Adjustments
$1.2
$0.7
($0.8)
($2.8)
($1.2)
3Q24
4Q24
1Q25
2Q25
3Q25
Adjustments ($ in millions)
$2.0
($3.1)
($1.5)
($12.1)
($4.9)
2021
2022
2023
2024
2025 YTD
Adjustments ($ in millions)


Adjusted Net Income[1]
23.8%
26.6%
33.7%
25.1%
21.8%
$16.7
$26.1
$35.3
$24.8
$25.4
3Q24
4Q24
1Q25
2Q25
3Q25
Adjusted Net Income ($ in millions)
% of Total Revenue
(63.7%)
(32.8%)
3.5%
24.5%
26.7%
($73.1)
($41.2)
$5.6
$66.5
$85.6
2021
2022
2023
2024
2025 YTD
Adjusted Net Income ($ in millions)
% of Total Revenue

[1] Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix III. Adjusted prior periods to include the windfall/shortfall to income tax expense for equity-based compensation and corporate strategic project costs.

Net Income & Adjusted EBITDA

Net Income & Adjusted Net Income[1]


($75.2) ($73.1)
2021
($38.1) ($41.2)
2022
$7.1 $5.6
2023
$78.5 $66.5
2024
$90.4 $85.6
2025 YTD
Net Income ($ in millions)
Adjusted Net Income ($ in millions)


$15.4 $16.7
3Q24
$25.4 $26.1
4Q24
$36.2 $35.3
1Q25
$27.6 $24.8
2Q25
$26.7 $25.4
3Q25
Net Income ($ in millions)
Adjusted Net Income ($ in millions)

Non-GAAP Adjusted EBITDA[2]


(46.1%)
($52.9)
2021
(17.0%)
($21.4)
2022
18.8%
$30.0
2023
32.7%
$88.7
2024
40.4%
$129.4
2025 YTD
Adjusted EBITDA ($ in millions)
% of Total Revenue


32.4%
$22.7
3Q24
33.1%
$32.6
4Q24
49.0%
$51.4
1Q25
38.9%
$38.4
2Q25
33.9%
$39.6
3Q25
Adjusted EBITDA ($ in millions)
% of Total Revenue

[1] Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix III for reconciliation. Adjusted prior periods to include the windfall/shortfall to income tax expense for equity-based compensation and corporate strategic project costs. [2] Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA, see Appendix II. Adjusted prior periods to include corporate strategic project costs.

Select Balance Sheet & Cash Flow Metrics

Balance Sheet

$ in Thousands (Unaudited)	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025
Key Assets			
Cash and cash equivalents[1]	$88,893	$88,943	**$104,147**
Restricted cash	$31,976	$31,026	**$30,509**
Total cash	$120,869	$119,969	**$134,656**
Total notes receivables, net	$146,628	$184,940	**$184,131**
Key Liabilities			
Merchant accounts payable	$65,380	$60,478	**$57,829**
Drawn on line of credit[2]	$70,800	$131,300	**$118,000**
Total Stockholders' Equity[1]	$125,762	$130,398	**$155,270**

Net Cash Provided From Operations

	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025
Year-to-Date	**$58,837**	**$22,522**	**$55,618**

[1] On December 22, 2023, and June 20, 2024, our Board of Directors authorized stock repurchase plans to buy back up to $5M and $15M of outstanding shares, respectively. These plans expired on June 17, 2024, and July 9, 2024, respectively, in accordance with their terms. The Board adopted a new repurchase program on March 10, 2025, authorizing the buy back of up to $50 million of outstanding shares with no fixed expiration, subject to market conditions and other factors. [2] The availability on the line of credit for quarters ending September 30, 2025, June 30, 2025, and March 31, 2025, is as follows: $32.0M, $4.0M, and $52.2M, respectively. On October 30, 2025, the Company exercised the $75M accordion feature under its Revolving Credit and Security Agreement, increasing total borrowing capacity from $150M to $225M.

Outlook

FY2025 Guidance	2024 Actual	August 2025 Guidance	November 2025 Guidance
Total Revenue	70% Growth	60% — 65%	No change
Total Revenue Less Transaction Related Costs[1] as a % of Total Revenue	55.7%	60% — 65%	No change
Effective Income Tax Rate	(16.6%)[2]	~25% (excluding discrete items)	No change
Adjusted Net Income[4]	$64.6M	$120.0M	No change
Adjusted Net Income Per Diluted Share[3, 4]	$1.80	$3.25	$3.38
Net Income	$78.5M	YTD, Net Income guidance will differ from Adjusted Net Income due to discrete tax items	$125.0M
Net Income Per Diluted Share[3]	$2.19		$3.52
Adjusted EBITDA[5]	$88.4M	$170.0 — $175.0M	$175.0 — $180.0M

Preliminary FY2026 Guidance Adjusted Net Income Per Diluted Share	$4.35 (~25% effective income tax rate)

[1] Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs see Appendix I.
[2] Effective Income Tax Rate of (16.6%) for FY2024 was driven by the release of the Company's valuation allowance during the year ended December 31, 2024. [3] The November 2025 Guidance assumes diluted weighted-averaged share count of 35.5 million. This share count reflects the 6-for-1 stock split of the Company's common stock, affected through a stock dividend. [4] Adjusted Net Income is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income see Appendix III. Adjusted prior periods to include the windfall/shortfall to income tax expense for equity-based compensation and corporate strategic project costs. The 2024 actual on Net Income per Diluted Share and Adjusted Net Income per Diluted Share guidance is adjusted to reflect the 6-for-1 stock split. [5] Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted EBITDA see Appendix II. Adjusted prior periods to include corporate strategic project costs.

Appendices

Appendix I: Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Operating Income to Total Revenue Less Transaction Related Costs

(in $ thousands)	For the three months ended September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Operating income	**$ 35,561**	**$ 36,086**	**$ 49,895**	**$ 30,870**	**$ 20,842**
Personnel	14,320	11,681	15,048	14,580	13,423
Third-party technology and data	3,705	3,428	3,374	2,871	2,387
Marketing, advertising, and tradeshows	8,775	8,772	5,346	5,364	2,726
General and administrative	4,823	3,846	3,131	4,085	2,417
Net interest expense	(3,923)	(3,501)	(2,914)	(3,441)	(3,328)
Total revenue less transaction related costs	**$ 63,261**	**$ 60,312**	**$ 73,880**	**$ 54,329**	**$ 38,467**

Reconciliation of Operating Expenses to Non-Transaction Related Operating Expenses

(in $ thousands)	For the three months ended September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Operating expenses	**$ 81,235**	**$ 62,616**	**$ 55,017**	**$ 67,353**	**$ 49,116**
Transaction expense	(17,435)	(14,243)	(15,317)	(16,074)	(12,761)
Provision for credit losses	(32,177)	(20,646)	(12,801)	(24,379)	(15,402)
Non-transaction related operating expenses	**$ 31,623**	**$ 27,727**	**$ 26,899**	**$ 26,900**	**$ 20,953**

Appendix II: Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Operating Expenses to Transaction Related Costs

	For the three months ended				
(in $ thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Operating expenses	**$ 81,235**	**$ 62,616**	**$ 55,017**	**$ 67,353**	**$ 49,116**
Personnel	(14,320)	(11,681)	(15,048)	(14,580)	(13,423)
Third-party technology and data	(3,705)	(3,428)	(3,374)	(2,871)	(2,387)
Marketing, advertising, and tradeshows	(8,775)	(8,772)	(5,346)	(5,364)	(2,726)
General and administrative	(4,823)	(3,846)	(3,131)	(4,085)	(2,417)
Net interest expense	3,923	3,501	2,914	3,441	3,328
Transaction related costs	**$ 53,535**	**$ 38,390**	**$ 31,032**	**$ 43,894**	**$ 31,491**

Reconciliation of Net Income to Adjusted EBITDA[1]

	For the three months ended				
(in $ thousands)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Net income	**$ 26,671**	**$ 27,604**	**$ 36,164**	**$ 25,367**	**$ 15,446**
Depreciation and amortization	369	324	274	258	233
Income tax expense (benefit)	4,961	5,068	10,842	2,362	2,163
Equity and incentive-based compensation	2,409	1,498	1,273	1,370	1,456
Corporate strategic projects	1,284	442	4	62	163
Other (income) expense, net	6	(87)	(25)	(300)	(95)
Net interest expense	3,923	3,501	2,914	3,441	3,328
Adjusted EBITDA	**$ 39,623**	**$ 38,350**	**$ 51,446**	**$ 32,560**	**$ 22,694**

[1] Adjusted prior periods to include corporate strategic project costs.

Appendix III: Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Net Income to Adjusted Net Income[1]

(in $ thousands; except per share amounts)	For the three months ended				
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Net income	**$ 26,671**	**$ 27,604**	**$ 36,164**	**$ 25,367**	**$ 15,446**
Discrete tax expense (benefit)	(2,520)	(3,155)	(803)	951	1,154
Corporate strategic projects	1,284	442	4	62	163
Other (income) expenses, net	6	(87)	(25)	(300)	(95)
Adjusted net income	**$ 25,441**	**$ 24,804**	**$ 35,340**	**$ 26,080**	**$ 16,668**
Diluted weighted-average shares outstanding[2]	35,675				35,435
Adjusted net income per diluted share	**$ 0.71**				**$ 0.47**

[1] Adjusted prior periods to include the windfall/shortfall to income tax expense for equity-based compensation and corporate strategic project costs. [2] Effective March 28, 2025, we performed a 6-for-1 stock split of the Company's common stock, affected through a stock dividend. Share and per-share amounts have been retroactively adjusted.

Appendix IV: Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Operating Income to Total Revenue Less Transaction Related Costs

(in $ thousands)	For the nine months ended September 30, 2025	For the twelve months ended December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Operating income	$ **121,542**	$ **82,246**	$ **22,200**	$ **(28,435)**	$ **(68,683)**
Personnel	41,049	51,765	46,374	51,217	56,831
Third-party technology and data	10,507	9,595	7,816	8,190	5,550
Marketing, advertising, and tradeshows	22,893	9,740	11,984	18,972	9,252
General and administrative	11,800	11,403	8,588	16,412	15,769
Net interest expense	(10,338)	(13,762)	(15,968)	(8,601)	5,269
Reimbursement of merger-related costs	-	-	-	(11,000)	-
Write-off of unamortized debt issuance costs	-	-	-	316	-
Total revenue less transaction related costs	$ **197,453**	$ **150,987**	$ **80,994**	$ **47,071**	$ **23,988**

Reconciliation of Operating Expenses to Non-Transaction Related Operating Expenses

(in $ thousands)	For the nine months ended September 30, 2025	For the twelve months ended December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Operating expenses	$ **198,868**	$ **188,882**	$ **137,156**	$ **154,005**	$ **183,499**
Transaction expense	(46,995)	(51,364)	(39,208)	(40,777)	(43,476)
Provision for credit losses	(65,624)	(55,015)	(23,187)	(29,437)	(52,622)
Reimbursement of merger-related costs	-	-	-	11,000	-
Non-transaction related operating expenses	$ **86,249**	$ **82,503**	$ **74,761**	$ **94,791**	$ **87,401**

Appendix V: Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Operating Expenses to Transaction Related Costs

	For the nine months ended	For the twelve months ended			
(in $ thousands)	**September 30, 2025**	**December 31, 2024**	**December 31, 2023**	**December 31, 2022**	**December 31, 2021**
Operating expenses	**$ 198,868**	**$ 188,882**	**$ 137,156**	**$ 154,005**	**$ 183,499**
Personnel	(41,049)	(51,765)	(46,374)	(51,217)	(56,831)
Third-party technology and data	(10,507)	(9,595)	(7,816)	(8,190)	(5,550)
Marketing, advertising, and tradeshows	(22,893)	(9,740)	(11,984)	(18,972)	(9,252)
General and administrative	(11,800)	(11,403)	(8,588)	(16,412)	(15,769)
Net interest expense	10,338	13,762	15,968	8,601	5,269
Transaction related costs	**$ 122,957**	**$ 120,141**	**$ 78,362**	**$ 67,815**	**$ 101,366**

Appendix VI: Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Net Income to Adjusted EBITDA[1]

(in $ thousands)	For the nine months ended September 30, 2025	For the twelve months ended December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net income	**$ 90,439**	**$ 78,522**	**$ 7,098**	**$ (38,094)**	**$ (75,168)**
Depreciation and amortization	967	965	856	847	749
Income tax expense (benefit)	20,871	(11,205)	611	69	58
Equity and incentive-based compensation	5,180	5,193	6,931	10,310	14,162
Corporate strategic projects	1,730	312	-	-	-
Other (income) expense, net	(106)	(354)	(1,933)	226	65
Fair value adjustment on warrants	-	1,262	456	(50)	-
Net interest expense	10,338	13,762	15,968	8,601	5,269
Write-off of unamortized debt issuance costs	-	-	-	316	-
Merger-related costs	-	-	-	6,565	889
Reimbursement of merger-related costs	-	-	-	(11,000)	-
Loss on extinguishment of line of credit	-	260	-	814	1,093
Adjusted EBITDA	**$ 129,419**	**$ 88,717**	**$ 29,987**	**$ (21,396)**	**$ (52,883)**

[1] Adjusted prior periods to include corporate strategic project costs.

Appendix VII: Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of Net Income to Adjusted Net Income[1]

(in $ thousands; except per share amounts)	For the nine months ended September 30, 2025	For the twelve months ended December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021
Net income	$ 90,439	$ 78,522	$ 7,098	$ (38,094)	$ (75,168)
Discrete tax expense (benefit)	(6,478)	(13,537)	-	-	-
Corporate strategic projects	1,730	312	-	-	-
Loss on extinguishment of line of credit	-	260	-	814	1,093
Fair value adjustment on warrants	-	1,262	456	(50)	-
Write-off of unamortized debt issuance costs	-	-	-	316	-
Merger-related costs	-	-	-	6,565	889
Reimbursement of merger-related costs	-	-	-	(11,000)	-
Other (income) expenses, net	(106)	(354)	(1,933)	226	65
Adjusted net income	$ 85,585	$ 66,465	$ 5,621	$ (41,223)	$ (73,121)

[1] Adjusted prior periods to include the windfall/shortfall to income tax expense for equity-based compensation and corporate strategic project costs

Non-GAAP Financial Measures

To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), we present the following non-GAAP financial measures: Total revenue less transaction related costs; transaction related costs; non-transaction related operating expenses; adjusted net income; adjusted net income margin; adjusted net income per diluted share; adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA"); and Adjusted EBITDA margin. Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the Company and investors are as follows:

- Total revenue less transaction related costs is defined as GAAP total revenue less transaction related costs. Transaction related costs is the sum of GAAP transaction expense, provision for credit losses, and net interest expense less certain non-recurring charges as detailed in the reconciliation table of GAAP operating income to non-GAAP total revenue less transaction related costs above. We believe that total revenue less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of orders processed on the Sezzle Platform.
- Non-transaction related operating expenses is defined as the sum of GAAP personnel; third-party technology and data; marketing, advertising, and tradeshows; and general and administrative operating expenses. We believe that non-transaction related operating expenses is a useful financial measure to both management and investors for evaluating our management of operating expenses not directly attributable to orders processed on the Sezzle Platform.
- Adjusted EBITDA is defined as GAAP net income, adjusted for certain charges including depreciation, amortization, equity and incentive—based compensation, corporate strategic project costs, and merger-related costs, as well as net interest expense as detailed in the reconciliation table of GAAP net income to adjusted EBITDA. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.
- Adjusted EBITDA margin is defined as Adjusted EBITDA divided by GAAP total revenue. We believe that this financial measure is a useful measure for period-to-period comparison of our business' unit economics by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.
- Adjusted net income is defined as GAAP net income, adjusted for certain charges including discrete tax items, fair value adjustments on warrants, losses on the extinguishment of our lines of credit, corporate strategic project costs, and other income and expense, as detailed in the reconciliation table of GAAP net income to adjusted net income. We believe that this financial measure is useful for period-to-period comparison of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.
- Adjusted net income margin is defined as Adjusted net income divided by GAAP total revenue. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.
- Adjusted net income per diluted share is defined as non-GAAP adjusted net income divided by GAAP weighted-average diluted shares outstanding. We believe that this financial measure is a useful measure for period-to-period comparison of shareholder return by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.

Non-GAAP Financial Measures (Cont.)

Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this press release to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following:

- Total revenue less transaction-related costs is not intended to be measures of operating profit or cash flow profitability as they exclude key operating expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Transaction related costs exclude significant expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Non-transaction related operating expenses exclude significant expenses, including transaction expense and provision for credit losses, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Adjusted EBITDA and adjusted EBITDA margin exclude certain charges such as depreciation, amortization, and equity and incentive—based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, which have a significant impact on our working capital and cash.
- Adjusted EBITDA and adjusted EBITDA margin excludes net interest expense, which has a significant impact on our GAAP net income, working capital, and cash.
- Adjusted net income, adjusted net income margin, and adjusted net income per diluted share excludes certain charges such as losses on the extinguishment of our lines of credit, fair value adjustments on our warrants, other income and expense, and discrete tax items which have been, and may be in the future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, which have a significant impact on our working capital and cash.
- Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments.
- These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us.
- Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs.
- Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Thank You

Lee Brading, CFA

SVP, Corporate Development & Investor Relations

InvestorRelations@sezzle.com

Erin Foran

Media & PR

MediaRelations@sezzle.com